UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Nora M. Jordan Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2012

Date of reporting period:	April 30, 2012

Item 1.  Shareholder Report

Avenue Income Credit Strategies Fund

Manager Commentary(1),(2),(3)

April 30, 2012 (unaudited)

Dear Shareholder,

We are pleased to present our semi-annual report for Avenue Income Credit Strategies Fund (the “Fund”).

Performance(2),(3)

For the six months ended April 30, 2012, the Fund had a total return of 6.01% based on net asset value, and 7.74% based on market value. On April 30, 2012, the closing price of the Fund’s shares on the New York Stock Exchange was $16.89 representing a 3.21% discount to the Fund’s net asset value per share of $17.45.

Factors Affecting Performance

The six month period ended April 30, 2012, represented one of renewed optimism for the U.S. and European high yield markets following an extremely volatile third quarter in the 2011 calendar year.

In Europe, sovereign contagion concerns were met with a plan in October 2011 to support the banks through the European Central Bank’s (ECB’s) European Financial Stability Facility (EFSF) program as well as restructuring Greece’s debt through a 50% haircut of debt held by private investors. Despite several stops and starts, this Greek debt exchange was consummated in March 2012. This combined with the ECB’s additional announcement earlier in December 2011 of a three year Longer Term Refinancing Operation (LTRO) program to help support European banks further helped to soothe European markets. But despite the unprecedented liquidity boost, the Eurozone had 0% growth during the first quarter of 2012 and only barely avoided a recession (after falling 0.3% in the fourth quarter of 2011). The U.K. fell back into recession after recording its second 0.3% contraction in a row during the first quarter of 2012.

In the U.S., markets had been mired by fiscal policy discord leading to a Standard & Poor’s (S&P) downgrade to the USA’s credit rating in August of 2011, (Source: U.S. Bureau of Labor Statistics) combined with an economic “soft patch” driven in part by lingering effects of the Japanese earthquake/tsunami reverberating throughout the global economy. By the end of 2011, U.S. economic recovery began to turn more robust as reflected in 4th quarter Gross Domestic Product (GDP) estimates hitting 3.0% (Source: U.S. Bureau of Economic Analysis) as well as 3 months of greater than 200,000 jobs added from December 2011 to February 2012 (Source: U.S. Bureau of Labor Statistics). Furthermore, an unseasonably warm winter helped boost consumer demand as we saw strong auto and retail sales data points throughout the first four months of 2012.

For the period, the Merrill Lynch High Yield Single B Index(4) had a total return of 6.29%. The Fund’s performance was in line with this and enjoyed broad-based attribution across a diverse group of U.S. and European investments. During the period, credit markets initially saw a pull-back in November 2011 after the sharp October 2011 rally on concerns regarding the implementation and longer term effects of the ECB’s bail out efforts. Nevertheless, as the stronger U.S. economic data and ECB support mechanisms took hold, we saw a strong rally in credit markets for the remaining five months of the period. Notably, the U.S. high yield and leveraged loan market saw significant inflows of capital, which in turn reinforced a healthy environment for the return of capital markets activity in 2012. Through the end of the reporting period, U.S. high yield bond funds saw weekly inflows in 20 of the 21 previous weeks with a record of $26 billion total inflow over this time (Source: JP Morgan Credit Strategy Weekly Update April 27th, 2012). Similarly, 2012 year-to-date U.S. high yield and leveraged loan issuances stand at $128.5 billion and $69.7 billion, respectively, including a record $108 billion in high yield bonds issued in the first quarter of 2012, which has allowed existing issuers to refinance/extend debt maturities as well as create a new opportunity set of investments from first time issuers (Source: JP Morgan Credit Strategy Weekly Update April 27th, 2012).

Based in part on the attractive investment opportunities that we believe continue to be available in the market, the Fund also completed a rights offering in March 2012 to raise additional capital. The Fund elected to give

Avenue Income Credit Strategies Fund

Manager Commentary (concluded)

April 30, 2012 (unaudited)

shareholders the option generally to purchase an additional share in the Fund at a discount to the market price for every 3 shares owned. The offer was fully subscribed and the Fund raised an additional $35.7 million in capital, net of fees, through the issuance of an additional 2.45 million shares.

Management Strategies

The Fund’s strategy remains focused on exploiting undervalued credit opportunities to generate income with a secondary objective of capital appreciation. The allocation of capital between the U.S. and European markets remained stable over the performance period with the U.S. market accounting for approximately two-thirds of the assets of the Fund. Credit quality is centered on “Single B” (B+, B and B- on a S&P rating scale) issues which accounted for approximately 40% of the Fund at the close of the performance period and middle market issuers accounted for approximately 60% of the Fund.

For the European portion of the Fund, we’ve tried to obtain a reasonable current yield while maintaining a fairly defensive stance. As of April 30, 2012, over 41% of our European portfolio was rated BB or higher (on a S&P rating scale). On an industry basis, we have a concentration in hotels, restaurants and leisure, all of which have significant intrinsic value in our opinion. We also have positions in subordinated bank debt that we believe is well-insulated and offers an attractive yield.

Avenue Capital Management II, L.P.
Avenue Europe International Management, L.P.

May 2012

(1)	Performance information is not annualized. The Fund commenced operations on January 27, 2011.
(2)

Performance data shown represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. Accordingly, it is possible to lose money investing in the Fund. All returns assume reinvestment of all dividends and distributions. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investor’s risk of loss. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund’s net asset value will decrease.

(3)	The Fund’s shares are not insured by the FDIC and are not deposits or other obligations or, or guaranteed by, any depository institution.
(4)	Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Avenue Income Credit Strategies Fund

Financial Data*

April 30, 2012 (unaudited)

Security Type(a)	Ratings(a)(c)(d)	Geographic Allocation(a)(e)

Top Five Industries(a)

Top 10 Largest Holdings(a)

1	Swift Services Holdings, Inc.	10.00% 11/15/2018	3.7%
2	Avaya, Inc.	10.13% 11/1/2015	3.6%
3	Priory Group Ltd.	7.00% 2/15/2018 (144a)	3.5%
4	Gymboree Corp.	9.13% 12/1/2018	3.4%
5	CDW LLC/CDW Finance Corp.	8.50% 4/1/2019	3.4%
6	Lawson Software Inc.	9.38% 12/1/2018 (144a)	3.1%
7	Boyd Gaming Corp.	9.13% 12/1/2018	2.9%
8	Intelsat Luxembourg SA	11.25% 2/4/2017	2.8%
9	Nobina Europe AB	9.13% 8/1/2012	2.6%
10	Ontex IV SA	7.50% 4/15/2018 (144a)	2.6%
		Total Top 10:	31.6%

*	Fund information is subject to change due to active management. Data is based on total market value of the Fund investments unless otherwise indicated.
(a)

As a percent of Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from any credit facility, reverse repurchase agreements and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

(b)	Cash includes cash and cash equivalents as well as other non-investment asset and liabilities (net), excluding borrowings under credit facilities.
(c)	Ratings information represent Standard & Poor’s ratings on the instruments in the portfolio or equivalent. Ratings are provided for informational purposes only and may change over time.
(d)	The Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.
(e)

The geographic allocation is based on where the Investment Adviser believes the Country of Risk to be. Country of Risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

Avenue Income Credit Strategies Fund

Schedule of Investments

April 30, 2012 (unaudited)

Security Description	Coupon	Maturity			Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 111.8%
Airlines — 3.9%
US Airways 2000-3C Pass Through Trust	8.39%	3/1/2022			$5,577	$4,684,615
US Airways 2011-1C Pass Through Trust	10.88%	10/22/2014			1,968	2,026,844
						6,711,459
Building Products — 1.2%
Nortek, Inc.	10.00%	12/1/2018			2,000	2,110,000

Commercial Banks — 4.1%
Lloyds Banking Group Capital No. 1 PLC (a)	7.88%	11/1/2020			4,200	3,665,193
Royal Bank of Scotland Group PLC	7.65%	8/29/2049			4,000	3,285,000
						6,950,193
Communications Equipment — 4.6%
Avaya, Inc.	10.13%	11/1/2015			8,000	7,930,000

Containers & Packaging — 3.6%
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020		EUR	3,000	4,090,234
Reynolds Group Issuer, Inc. (a)	9.00%	4/15/2019			$2,000	2,010,000
						6,100,234
Diversified Telecommunication Services — 6.8%
Intelsat Luxembourg SA	11.25%	2/4/2017			6,000	6,225,000
Level 3 Financing, Inc.:
	8.75%	2/15/2017			3,000	3,120,000
	10.00%	2/1/2018			2,000	2,190,000
						11,535,000
Energy Equipment & Services — 1.2%
Hercules Offshore LLC (a)	10.50%	10/15/2017			2,000	2,090,000

Food & Staples Retailing — 2.9%
Rite Aid Corp.	9.50%	6/15/2017			5,000	5,012,500

Health Care Providers & Services — 11.2%
Priory Group Ltd. (a)	7.00%	2/15/2018		GBP	5,000	7,627,629
HCA, Inc.:
	7.05%	12/1/2027			$745	663,050
	7.50%	11/6/2033			120	114,000
	7.50%	11/15/2095			3,000	2,358,750
	7.58%	9/15/2025			555	511,294
	7.69%	6/15/2025			900	864,000
	7.75%	7/15/2036			525	479,062
Tenet Healthcare Corp.:
	6.88%	11/15/2031			4,000	3,440,000
	8.00%	8/1/2020			3,000	3,120,000
						19,177,785
Hotels, Restaurants & Leisure — 13.8%
Boyd Gaming Corp.	9.13%	12/1/2018			6,000	6,300,000
Chester Downs & Marina LLC (a)	9.25%	2/1/2020			3,000	3,157,500
Punch Taverns Finance Ltd.:
	5.94%	12/30/2024		GBP	4,000	4,738,867
	7.37%	6/30/2022	(a)		1,017	1,365,964
Unique Pub Finance Co. PLC:
	5.66%	6/30/2027			3,000	3,602,837
	6.54%	3/30/2021			3,300	4,391,567
						23,556,735
Household Durables — 2.6%
K Hovnanian Enterprises, Inc.	10.63%	10/15/2016			$5,000	4,500,000

See Accompanying Notes to Financial Statements.

Security Description	Coupon	Maturity		Principal Amount (000)		Value

Independent Power Producers & Energy Traders — 4.4%
GenOn Energy, Inc.	9.50%	10/15/2018		$6,000		$5,700,000
Mirant Americas Generation LLC	8.50%	10/1/2021		2,000		1,800,000
						7,500,000
Industrial Conglomerates — 1.8%
Edgen Murray Corp.	12.25%	1/15/2015		2,800		2,982,000

Insurance — 4.1%
American International Group, Inc.:
	8.00%	5/22/2038	(a)	EUR	3,000	3,824,170
	8.18%	5/15/2058		$3,000		3,206,250
						7,030,420
Marine — 3.0%
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.	8.13%	2/15/2019		5,700		5,058,750

Media — 7.3%
Cengage Learning Acquisitions, Inc. (a)	11.50%	4/15/2020		4,000		4,210,000
CET 21 SPOL (a)	9.00%	11/1/2017		EUR	610	847,830
Sinclair Television Group, Inc.	8.38%	10/15/2018		$4,000		4,370,000
Univision Communications, Inc. (a)	7.88%	11/1/2020		3,000		3,127,500
						12,555,330
Oil, Gas & Consumable Fuels — 4.0%
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019		4,000		3,980,000
Offshore Group Investments Ltd.	11.50%	8/1/2015		2,640		2,887,500
						6,867,500
Personal Products — 3.4%
Ontex IV (a)	7.50%	4/15/2018		EUR	4,560	5,734,270

Real Estate Investment Trusts (REITS) — 1.1%
iStar Financial, Inc.	6.50%	12/15/2013		$2,000		1,912,500

Real Estate Management & Development — 3.0%
Realogy Corp. (a)	9.00%	1/15/2020		5,000		5,087,500

Road & Rail — 8.2%
Nobina Europe AB	9.13%	8/1/2012		EUR	4,900	5,837,519
Swift Services Holdings, Inc.	10.00%	11/15/2018		$7,500		8,193,750
						14,031,269
Software — 4.0%
Lawson Software, Inc. (a)	9.38%	4/1/2019		6,500		6,792,500
Specialty Retail — 8.8%
CDW LLC/CDW Finance Corp.	8.50%	4/1/2019		7,000		7,490,000
Gymboree Corp.	9.13%	12/1/2018		8,000		7,560,000
						15,050,000
Trading Companies & Distributors — 2.8%
RSC Equipment Rental, Inc.	8.25%	2/1/2021		4,500		4,860,000

TOTAL CORPORATE BONDS & NOTES (Cost $194,120,931)						191,135,945

SENIOR LOANS — 13.9% (b)
Diversified Telecommunication Services — 3.8%
Tyrol Acquisitions 2 SAS Term Loan 2nd Lien (c)	4.65%	7/29/2016		EUR	4,660	4,763,827
Tyrol Acquisitions 2 SAS Term Loan B2 (c)	3.40%	1/29/2016		255		291,010
Tyrol Acquisitions 2 SAS Term Loan C2 (c)	3.40%	1/29/2016		1,275		1,455,049
						6,509,886

See Accompanying Notes to Financial Statements.

Security Description	Coupon	Maturity	Principal Amount (000)		Value

Energy Equipment & Services — 1.1%
Abbot Group Ltd. Term Loan B2 (c)	5.79%	3/15/2016	$1,700		$1,388,050
Abbot Group Ltd. Term Loan C2 (c)	6.04%	3/15/2017	250		205,375
Abbot Group Ltd. Term Loan C3 (c)	6.04%	3/15/2017	250		205,375
					1,798,800
Hotels, Restaurants & Leisure — 2.6%
Travelodge Hotels Term Loan B (c)	4.92%	9/3/2014	GBP	1,692	2,206,337
Travelodge Hotels Term Loan C (c)	5.35%	9/3/2015	1,692		2,220,069
					4,426,406
Industrial Conglomerates — 2.7%
Veyance Technologies, Inc. Term Loan 2nd Lien (c)	5.99%	7/31/2015	5,000		4,684,400

Media — 3.7%
Lavena Holdings Revolving Credit Facility (c)	3.09%	3/2/2015	EUR	3,750	4,045,559
Lavena Holdings Term Loan B1 (c)	3.68%	4/10/2015	1,000		1,135,444
Lavena Holdings Term Loan C1 (c)	4.06%	4/9/2016	1,000		1,142,062
					6,323,065

TOTAL SENIOR LOANS (Cost $27,621,349)					23,742,557
TOTAL LONG-TERM INVESTMENTS — 125.7% (Cost $221,742,280)					214,878,502

SHORT-TERM INVESTMENTS — 3.4%
REPURCHASE AGREEMENT — 3.4%
State Street Repurchase Agreement, dated 4/30/12, due 5/1/12 at 0.01%, collateralized by U.S. Treasury Notes maturing 7/15/13 and 10/31/17, market value $5,988,420 (repurchase proceeds $5,866,767) (Cost $5,866,765)			$5,867		5,866,765
TOTAL SHORT-TERM INVESTMENTS — 3.4% (Cost $5,866,765)					5,866,765
TOTAL INVESTMENTS — 129.1% (Cost $227,609,045)					220,745,267
OTHER ASSETS & LIABILITIES — (29.1)%					(49,743,367)
NET ASSETS — 100.0%					$171,001,900

Percentages are calculated as a percentage of net assets as of April 30, 2012.

(a)          Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

(b)         Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard interbank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(c)          Variable rate security. Rate shown is rate in effect at April 30, 2012.

See Accompanying Notes to Financial Statements.

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts To Sell:
05/18/2012	GBP	9,915,044	$16,089,536	$15,627,924	$(461,612)	State Street Bank and Trust Co.
05/18/2012	GBP	1,905,000	3,091,319	3,097,764	6,445	State Street Bank and Trust Co.
05/18/2012	GBP	2,895,000	4,697,832	4,621,384	(76,448)	State Street Bank and Trust Co.
05/18/2012	GBP	1,392,820	2,260,184	2,231,331	(28,853)	State Street Bank and Trust Co.
05/18/2012	EUR	932,500	1,234,420	1,236,254	1,834	State Street Bank and Trust Co.
05/18/2012	EUR	2,837,770	3,756,570	3,748,493	(8,077)	State Street Bank and Trust Co.
05/18/2012	EUR	15,827,977	20,952,686	20,915,548	(37,138)	State Street Bank and Trust Co.
05/18/2012	EUR	3,324,700	4,401,156	4,344,509	(56,647)	State Street Bank and Trust Co.
05/18/2012	EUR	640,500	847,878	854,342	6,464	State Street Bank and Trust Co.
05/18/2012	EUR	3,070,000	4,063,991	4,095,420	31,429	State Street Bank and Trust Co.
	Total				$(622,603)

EUR — Euro Currency

GBP — Great British Pound

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States	85.4%	$146,295,200
United Kingdom	20.5	34,902,263
France	3.8	6,509,886
Germany	3.7	6,323,065
Luxembourg	3.7	6,225,000
Sweden	3.4	5,837,519
Belgium	3.4	5,734,270
Ireland	2.4	4,090,234
Canada	2.3	3,980,000
Czech Republic	0.5	847,830
Total Investments	129.1%	$220,745,267

The geographic allocation is based on where the Investment Adviser believes the country of risk to be. Country of risk is traditionally the country where the majority of the issuer’s operations are based or where it is headquartered.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Assets and Liabilities

April 30, 2012 (unaudited)

Assets
Investments in securities, at value (cost $227,609,045)	$220,745,267
Foreign currency, at value (cost $2,763,077)	2,759,158
Receivable for investments sold	7,766,556
Interest receivable	4,808,150
Prepaid expenses	136,068
Total Assets	236,215,199

Liabilities
Payable for line of credit	50,000,000
Payable for investments purchased	13,955,229
Net unrealized depreciation on open forward foreign currency contracts	622,603
Payable for offering costs	245,422
Accrued investment advisory fee	194,042
Accrued Trustee’s fees and expenses	28,658
Accrued interest expense for credit facility	16,108
Accrued expenses	151,237
Total Liabilities	65,213,299
Net Assets	$171,001,900

Net Asset Value Per Common Share
$171,001,900 divided by 9,801,866 common shares outstanding	$17.45

Net Assets Consist of:
Common shares, $0.001 par value, unlimited number of shares authorized, 9,801,866 shares issued and outstanding	$9,802
Paid-in-capital	175,833,226
Undistributed net investment income	877,599
Accumulated net realized gain on investments and foreign currency transactions	1,782,225
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(7,500,952)
Net Assets	$171,001,900

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Operations

For the six months ended April 30, 2012 (unaudited)

Investment Income:
Interest income	$7,445,208
Total Investment Income	7,445,208

Expenses:
Investment Advisory fee	1,088,648
Interest expense and commitment fee	276,971
Legal fees	211,340
Accounting and Administration fees	87,420
Insurance expense	79,544
Custody fees	78,817
Audit fees	46,991
Trustee’s fees and expenses	39,176
Shareholder reporting expenses	28,647
Transfer agent fees	4,671
Other expenses	45,499
Total expenses	1,987,724
Expenses reimbursed by Investment Adviser	(285,976)
Net Expenses	1,701,748
Net Investment Income	5,743,460

Realized And Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments	259,719
Foreign currency transactions	(65,906)
Forward foreign currency contracts	2,968,557
3,162,370
Net change in unrealized appreciation (depreciation) on:
Investments	7,430,023
Foreign currency translations	(5,055)
Forward foreign currency contracts	(1,915,329)
5,509,639
Net realized and unrealized gain on investments and foreign currency transactions	8,672,009
Net increase in net assets resulting from operations	$14,415,469

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Changes In Net Assets

	Six Months Ended April 30, 2012 (unaudited)	For the period January 27, 2011*- October 31, 2011
Increase (Decrease) In Net Assets from Operations:
Net investment income	$5,743,460	$7,344,092
Net realized gain (loss) on investments and foreign currency transactions	3,162,370	(1,173,816)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,509,639	(13,010,591)
Net increase (decrease) in net assets resulting from operations	14,415,469	(6,840,315)
Distributions to Shareholders from:
Net investment income	(5,734,092)	(6,682,190)
Total distributions to shareholders	(5,734,092)	(6,682,190)
From Beneficial Interest Transactions:
Proceeds from sale of Common Shares (net of offering costs of $293,289)	—	139,652,277
Reinvestment of distributions	—	356,822
Net proceeds from the sale of shares during rights offering (net of offering costs of $400,000)	35,733,845	—
Net increase in net assets from beneficial interest transactions	35,733,845	140,009,099
Net increase in net assets during the period	44,415,222	126,486,594
Net assets at beginning of period	126,586,678	100,084
Net assets, end of period (including undistributed net investment income of $877,599 and 868,231, respectively)	$171,001,900	$126,586,678

*                 Commencement of operations

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Cash Flows

For the six months ended April 30, 2012 (unaudited)

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$14,415,469
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(81,852,801)
Investments sold	43,118,691
Increase in short term investments, net	(2,615,743)
Net amortization/accretion of premium/discount	(133,218)
Increase in interest receivable	(1,649,640)
Net decrease in unrealized appreciation on open forward foreign currency contracts	1,915,329
Increase in prepaid expenses	(81,627)
Increase in accrued investment advisory fee	48,467
Decrease in accrued interest expense for credit facility	(6,148)
Increase in accrued Trustee’s fees and expenses	18,897
Decrease in accrued expenses	(60,216)
Net change in unrealized appreciation from investments	(7,430,023)
Net realized gain on investments	(259,719)
Net cash used in operating activities	(34,572,282)
Cash Flows from Financing Activities
Net proceeds from the sale of shares during rights offering	35,733,845
Increase in payable for offering costs	245,422
Distributions paid to shareholders	(5,734,092)
Proceeds from secured borrowings	13,000,000
Repayment of secured borrowings	(6,000,000)
Net cash provided by financing activities	37,245,175
Net change in cash*	2,672,893
Cash at beginning of period(1)	86,265
Cash at end of period(1)	$2,759,158

*                 Includes net change in unrealized appreciation (depreciation) on foreign currency of $(3,919).

(1)          Balance includes foreign currency, at value.

Supplemental disclosure of cash flow information
Cash paid for interest during period	$254,204

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding throughout each period

	Six Months Ended April 30, 2012 (unaudited)		For the period January 27, 2011* to October 31, 2011
Net asset value, beginning of period	$17.22		$19.10	(1)
Income (loss) from investment operations:
Net investment income(2)	0.73		1.01
Net realized and unrealized gain (loss)	1.18		(1.94)
Total from investment operations	1.91		(0.93)
Distributions to shareholders from:
Net investment income	(0.74)		(0.91)
Total distributions	(0.74)		(0.91)
Capital Share Transactions
Dilutive effect on net asset value as a result of rights offering	(0.94)		—
Offering costs charged to paid-in-capital	—		(0.04)
Net asset value, end of period	$17.45		$17.22
Market value, end of period	$16.89		$16.40
Total return on net asset value	6.01	%(3),(4),(5)	(5.12	)%(3),(4)
Total return on market value	7.74	%(3),(4)	(13.71	)%(3),(4)
Net assets, end of period (in 000’s)	$171,002		$126,587
Ratio of expenses to average net assets	2.53	%(6)	2.50	%(6)
Ratio of expenses to average net assets excluding interest expense and commitment fee and loan servicing fees.	2.12	%(6)	2.09	%(6)
Ratio of net investment income to average net assets	8.54	%(6)	7.28	%(6)
Supplemental Information on Ratios to Average Net Assets
Ratios before expense limitation:
Ratio of expenses to average net assets	2.96	%(6)	3.00	%(6)
Ratio of net investment income to average net assets	8.12	%(6)	6.78	%(6)
Portfolio turnover rate(3)	30%		56%
Loans Outstanding, End of Period (000s)	$50,000		$43,000
Asset Coverage Per $1,000 unit of senior indebtedness(7)	$4,420		$3,944

*	Commencement of operations
(1)	Net asset value at beginning of period reflects the deduction of the underwriters’ discount of $0.90 per share from the $20.00 offering price.
(2)	Per share numbers have been calculated using average shares outstanding.
(3)	Not annualized.
(4)

Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)

Includes dilution of approximately $0.94 to N.A.V. per share resulting from the Fund’s transferrable rights offering, which expired on March 23, 2012. In connection with such offering, the Fund issued 2,450,466 additional common shares at a subscription price per share below the then-current N.A.V. per share of the Fund.

(6)	Annualized.
(7)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Notes to Financial Statements

April 30, 2012 (unaudited)

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,240 common shares of beneficial interest (“Common Shares”) in the Fund to Avenue Capital Management II, L.P. (the “Investment Adviser”) at a price of $19.10 per share.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) per Common Share is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the Common Shares is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash and/or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses and liabilities), and dividing the result by the number of Common Shares outstanding of the Fund.

Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

FEDERAL INCOME TAXES — The Fund intends to qualify in each taxable year as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, at a value not less than the repurchase price is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2012, the Fund did not have any outstanding unfunded loan commitments.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

STATEMENT OF CASH FLOWS — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash (including foreign currency) on hand at State Street, the Fund’s custodian.

INTEREST EXPENSE — Interest expense primarily relates to the Fund’s participation in a revolving credit facility. Interest expense is recorded as incurred.

3. Distributions

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares (“Common Shareholders”). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Other entities advised by the Investment Adviser and its affiliates may have investments in the issuers held by the Fund.

Under an investment subadvisory agreement with the Investment Adviser, the Investment Adviser will pay Avenue Europe International Management, L.P. (the “Subadviser”), also an affiliate of Avenue Capital Group, an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the assets managed by the Subadviser.

The Investment Adviser has contractually agreed to reimburse the Fund so that total other expenses (as a percentage of net assets attributable to Common Shares of the Fund ) are limited to 0.50% until March 1, 2013 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Fund may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) to exceed 0.50% for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Fund’s total other expenses. During the Fund’s first fiscal year (period ending October 31, 2011), the Investment Adviser reimbursed the Fund $502,176 and, during the current fiscal year (period ending October 31, 2012), the Investment Adviser as of April 30, 2012 has reimbursed the Fund $285,976. Under the terms of such reimbursement agreement, if the Fund’s expense ratio declines sufficiently, the Fund may be liable to the Investment Adviser to repay such reimbursed amounts until (i) no later than October 31, 2014, in the case of amounts reimbursed during the first fiscal year and (ii) no later than April 30, 2015, in the case of amounts reimbursed during the current fiscal year, as of April 30, 2012.

The Fund’s initial reimbursement agreement commenced on January 19, 2011 and expired on February 29, 2012. On December 8, 2011, the Fund and the Investment Adviser entered into an agreement that extends the terms of the current reimbursement agreement for the period March 1, 2012 through February 28, 2013.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of-pocket expenses.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

5. Organizational and Offering Costs

The Investment Adviser, on behalf of the Fund, has agreed to bear all of the Fund’s organizational expenses and has also agreed to pay the amount by which the aggregate of all the Fund’s offering costs (other than the sales load) exceed $0.04 per Common Share to the extent such excess offering expenses are not borne by another person other than the Fund. Such offering costs borne by the Investment Adviser were approximately $1,172,000. Offering costs borne by the Fund of $293,289 were charged to paid-in capital at the time such shares were issued.

6. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $95,808,030 and $50,581,523, respectively, for the period ended April 30, 2012.

7. Share Transactions

On January 27, 2011, the Fund completed the initial public offering of 6,750,000 shares of common stock. Proceeds paid to the Fund amounted to $128,654,790 after deduction of underwriting commissions of $6,075,000 ($0.90 per share) and offering expenses of $270,210.

On February 25, 2011, the Fund issued 300,000 additional shares of common stock pursuant to the initial exercise of the underwriters’ over-allotment option. Proceeds paid to the Fund amounted to $5,718,000 after deduction of underwriting commissions of $270,000 ($0.90 per share) and offering expenses of $12,000.

On March 16, 2011, the Fund issued 276,993 additional shares of common stock pursuant to the final exercise of the underwriters’ over-allotment option. Proceeds paid to the Fund amounted to $5,279,487 after deduction of underwriting commissions of $249,294 ($0.90 per share) and offering expenses of $11,079.

In a transferable rights offering which expired on March 23, 2012, shareholders exercised rights to purchase 2,450,466 additional shares at a subscription price per share below the then-current market price per share of the Fund. Proceeds paid to the Fund amounted to $35,733,845 after deduction of the sales load of $1,407,812 (3.75% of gross proceeds) and offering costs of $400,000.

Transactions in Common Shares were as follows:

Period Ended April 30, 2012
Shares issued through rights offering	2,450,466
Net Increase	2,450,466

The Fund is authorized to issue an unlimited number of shares of common stock at a par value of $0.001 per share.

Based on publically available filings, there is one group of affiliated shareholders who owns approximately 18% of the Fund’s net assets as of April 30, 2012. Transactions by shareholders holding a significant ownership percentage of the Fund can impact other shareholders.

8. Federal Tax Information

As of April 30, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return filed for the period ended October 31, 2011 remains subject to examination by the Internal Revenue Service for a period of three years.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $87,419, that is short term and will not expire, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

The tax character of distributions declared for the period ended October 31, 2011 was as follows:

Year Ended October 31, 2011
Distributions declared from:
Ordinary income	$6,682,190

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$227,837,537
Gross unrealized appreciation	$3,845,930
Gross unrealized depreciation	(10,938,200)
Net unrealized depreciation	$(7,092,270)

9. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

The fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at April 30, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)
Forward foreign currency contracts	$46,172	$668,775

(1)  Statement of Assets and Liabilities location: Net unrealized appreciation/depreciation on open forward foreign currency contracts

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the period ended April 30, 2012 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency contracts	$2,968,557	$(1,915,329)

(1)  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts

(2)  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts

The average US$ value of forward purchases and sales of foreign currency contracts outstanding during the period ended April 30, 2012 was approximately $1,474,390 and $55,838,675, respectively.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

10. Revolving Credit Facility

On March 11, 2011, the Fund entered into a senior secured revolving credit facility agreement (the “Credit Agreement”) with the Bank of Nova Scotia that allows it to borrow up to $65,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business and for general business purposes of the Fund. This agreement with Bank of Nova Scotia was renewed effective March 9, 2012. The loan is secured by a fully perfected first priority lien on all assets of the Fund capable of being pledged. Interest is charged at a rate equal to LIBOR for the applicable interest period plus a spread. There is a commitment fee for the unused portion on the facility. Commitment fees for the period ended April 30, 2012 totaled $1,861 and are included in the interest expense and commitment fee line item in the Statement of Operations. Also included in the interest expense and commitment fee line item is $11,608 of amortization of a previously paid upfront fee of $32,500. At April 30, 2012, the Fund had borrowings outstanding under the Credit Agreement of $50,000,000 at an interest rate of 1.140%. For the period November 1, 2011 through April 30, 2012, the average borrowings under the Credit Agreement and the average interest rate were $39,989,011 and 1.229%, respectively.

11. Principal Risks

MARKET RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

LEVERAGE RISK — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase yield and distributions to Common Shareholders, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the likelihood of greater volatility of the net asset value and market price of, and distributions on, the Common Shares, and that the fluctuations in the interest rates on the borrowings may affect the yield and distributions to Common Shareholders. There can be no assurance that the Fund’s leverage strategy will be utilized or that, if utilized, it will be successful.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. In recent years, the risks of investing in certain foreign securities have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

12. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

• Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates,  discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended April 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the tiered valuation input levels, as of April 30, 2012. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP. During the period ended April 30, 2012, there were no significant transfers between investment levels.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes
Airlines	$—	$—	$4,684,615	$4,684,615
All Other	—	186,451,330	—	186,451,330
Senior Loans	—	23,742,557	—	23,742,557
Repurchase Agreements	—	5,866,765	—	5,866,765
Total Investment Securities in an Asset Position	$—	$216,060,652	$4,684,615	$220,745,267
Other Financial Instruments — Forward Foreign Currency Contracts*	—	(622,603)	—	(622,603)
Total Asset Position	$—	$215,438,049	$4,684,615	$220,122,664

*  Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in securities	Balance as of October 31, 2011	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to level 3	Transfers out of level 3	Balance as of April 30, 2012
Corporate Bonds & Notes
US Airways 200-3C Pass Through Trust	$4,742,913	$11,743	$14,161	$122,916	$0	$(207,118)	$0	$0	$4,684,615
Total	$4,742,913	$11,743	$14,161	$122,916	$0	$(207,118)	$0	$0	$4,684,615

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at April 30, 2012 was $122,916.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2012 (unaudited)

13. Other

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the period ended April 30, 2012, the Fund did not make any share repurchases.

14. Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is required to commence reporting of this disclosure beginning with the Fund’s Schedule of Investments filed on Form NQ for the period ending July 31, 2012. The Fund is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

Avenue Income Credit Strategies Fund

April 30, 2011 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time its Common Shares in the open market.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (continued)

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

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Avenue Income Credit Strategies Fund
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Robert Ollwerther

Treasurer and Principal Financial Officer

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Advisers

Avenue Capital Management II, L.P.

Avenue Europe International Management, L.P.

(Subadviser)

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Avenue Income Credit
Strategies Fund

SEMI-ANNUAL REPORT
April 30, 2012

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6.  Schedule of Investments

(a)                                  Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)                                  Not applicable to semi-annual reports.

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the registrant during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/Robert Ollwerther
Robert Ollwerther
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 28, 2012